UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 13, 2006

VIVUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23490	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET
MOUNTAIN VIEW, CA 94040
(Address of principal executive offices, including zip code)

(650) 934-5200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 12, 2006, the Board of Directors (the “Board”) of VIVUS, Inc. (the “Company”) adopted an amendment to the VIVUS, Inc. 2001 Stock Option Plan (the “Plan”) to add the ability to issue Restricted Stock Units (“RSUs”) under the Plan, as described in more detail below.

Since its adoption in 2001, the Plan has permitted the Company to make grants of restricted stock. In the case of such an award, the entire number of shares subject to a restricted stock award would be issued at the time of grant. Such shares could be subject to vesting provisions based on time or other conditions specified by the Board of Directors or an authorized committee of the Board. The Company would have the right to repurchase unvested shares subject to a restricted stock award if the grantee’s service to the Company terminated prior to full vesting of the award. Until repurchased, such unvested shares would be considered outstanding for dividend, voting and other purposes.

In contrast to restricted stock awards, the newly-permitted RSUs would represent an obligation of the Company to issue unrestricted shares of common stock to the grantee only when and to the extent that the vesting criteria of the award are satisfied. As in the case of restricted stock awards, vesting criteria for RSUs can be based on time or other conditions specified by the Board or an authorized committee of the Board. However, until vesting occurs, the grantee is not entitled to any stockholder rights with respect to the unvested shares.

In addition to approving the amendment to the Plan, the Board approved a form of agreement pursuant to which RSUs could be granted. The Plan as amended and the form of Notice of Grant and Restricted Stock Unit Agreement are attached to this report as Exhibits 10.1 and 10.2, respectively.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.1	VIVUS, Inc. 2001 Stock Option Plan (As Amended July 12, 2006)

10.2	Form of Notice of Grant and Restricted Stock Unit Agreement for the VIVUS, Inc. 2001 Stock Option Plan (As Amended July 12, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Timothy E. Morris
Timothy E. Morris Vice President and Chief Financial Officer

Date:  July 13, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	VIVUS, Inc. 2001 Stock Option Plan (As Amended July 12, 2006)

10.2	Form of Notice of Grant and Restricted Stock Unit Agreement for the VIVUS, Inc. 2001 Stock Option Plan (As Amended July 12, 2006)